UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2015

AXIOM OIL AND GAS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53232	27-0686445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 - 1917 W. 4th Avenue

Vancouver,  BC  V6J 1M7

(Address of principal executive offices) (Zip Code)

(303) 872-7814

Company’s telephone number, including area code

100 Park Ave. Suite 1600

New York, New York 10017

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On November 5, 2015 the Company entered into a debt settlement arrangement with two directors of our Company and one non-affiliate to partially settle outstanding payables to the three individuals.  The debt was converted at $0.001 per share to settle a total of $65,000 of accounts payable by the issuance of 65,000,000 unregistered equity securities, which issuance was exempt from registration under the Securities Act of 1933 relying on Regulation D and/or Section 4(2) of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axiom Oil and Gas Corp.

Dated:  November 9, 2015

By:  /s/Michael Altman

Name: Michael Altman

Title:  CEO

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